UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 11, 2025
(Date of Report (date of earliest event reported))

IRIDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1212 Terra Bella Avenue Mountain View, California 94043
(Address of principal executive offices, including zip code)

(650) 940-4700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Capital Market

Item 5.02 (e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of IRIDEX Corporation (the “Company”) was held on June 11, 2025, at the Company’s headquarters located at 1212 Terra Bella Avenue, Mountain View, CA 94043.

At the Annual Meeting, the Company’s stockholders approved the Company’s 2008 Equity Incentive Plan (the “Plan”), as amended, to provide for an increase in the shares of common stock reserved for issuance under the Plan by an additional 1,000,000 shares and to extend the term of the Plan through June 11, 2035.

A detailed summary of the Plan, as amended, is contained in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2025 (the “Proxy Statement”). The summary contained in the Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to, among other matters: modernize the Charter, increase the number of authorized shares of the Company’s common stock from 30,000,000 to 63,500,000 shares, and establish the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the preferred stock, including the Company’s Series B Preferred Stock, par value $0.01 per share (the “Restated Charter”) (the “Restated Charter Proposal”). A description of the Restated Charter was set forth in the Company’s Proxy Statement, as supplemented by our filing of definitive additional materials filed with the Securities Exchange Commission (the “SEC”) on May 20, 2025, and as further supplement by our filing of definitive additional materials filed with the SEC on June 2, 2025. The Restated Charter became effective upon filing with the Secretary of State of the State of Delaware on June 11, 2025.

The foregoing description of the Restated Charter does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As of April 14, 2025, the record date of the Annual Meeting, 16,789,027 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting and 600,000 shares of the Company’s Series B Preferred Stock were outstanding and entitled to vote at the Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 13,540,790 shares of the Company’s common stock, representing 80.65% of the Company’s common stock, and 600,000 shares of the Company’s Series B Preferred Stock, or 100% of the Company’s Series B Preferred Stock, constituting a quorum for the transaction of business. The proposals voted upon at the meeting and the vote with respect to each such matter are as set forth below. In each case, the voting totals are exclusive of the 600,000 shares of Series B Preferred Stock that voted in favor of each of the proposals 1-8 and reflect solely the votes of the holders of shares of common stock.

Proposal 1: Election of Directors.

Nominee	For	Withheld	Broker Non-Votes
Patrick Mercer	9,857,424	1,105,850	2,577,516
Nick Chen	8,565,467	2,397,807	2,577,516
William Moore	9,217,127	1,746,147	2,577,516
Beverly A. Huss	8,724,887	2,238,387	2,577,516
Scott Shuda	10,002,010	961,264	2,577,516

Based on the votes set forth above, each director nominee was duly elected to serve until the 2026 Annual Meeting of Stockholders or until his or her respective successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Proposal 2: To ratify the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

For	Against	Abstain	Broker Non-Votes
12,995,302	304,427	241,061	0

Based on the votes set forth above, the stockholders ratified the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026.

Proposal 3: The Nasdaq Stockholder Approval Proposal.

For	Against	Abstain	Broker Non-Votes
8,407,698	1,975,358	580,218	2,577,516

Based on the votes set forth above, the stockholders approved the removal of the limitation on issuing shares of the Company’s common stock to Novel Inspiration International Co., Ltd. (“Novel”) upon conversion of 600,000 shares of Series B Preferred Stock and a convertible promissory note in the principal amount of $4,000,000 held by Novel to the extent that such issuances would constitute more than 19.99% of the Company’s outstanding shares of common stock, as provided for by Nasdaq Listing Rules 5635(b) and 5635(d).

Proposal 4: The Restated Charter Proposal.

For	Against	Abstain	Broker Non-Votes
8,524,077	1,645,998	793,199	2,577,516

Based on the votes set forth above, the stockholders approved the amendment and restatement of the Amended and Restated Certificate of Incorporation in the form of the Restated Charter.

Proposal 5: The amendment and restatement of the 2008 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
8,188,267	2,697,831	77,176	2,577,516

Based on the votes set forth above, the stockholders approved the amendment and restatement of the 2008 Equity Incentive Plan.

Proposal 6: To conduct an advisory non-binding vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
8,123,423	2,048,555	791,296	2,577,516

Based on the votes set forth above, the stockholders approved the compensation of the Company’s named executive officers on an advisory non-binding vote.

Proposal 7: To conduct an advisory non-binding vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

One-Year	Two-Years	Three-Years	Abstain	Broker Non-Votes
9,098,383	35,201	245,066	1,584,624	2,577,516

In accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory non-binding basis, one year as the frequency for holding future advisory votes to approve the compensation of the Company’s named executive officers.

Proposal 8: To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting (the “Adjournment Proposal”).

For	Against	Abstain	Broker Non-Votes
10,332,723	2,586,870	621,197	0

Based on the votes set forth above, the stockholders approved the Adjournment Proposal.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation filed on June 11 2025.

10.1	IRIDEX Corporation 2008 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

	By:	/s/ Patrick Mercer
Patrick Mercer
President and Chief Executive Officer

Date: June 13, 2025